UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2013

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

Two Liberty Square, 10th Floor, Boston, MA 02109	(617) 340-3814
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2013 and November 15, 2013, Plymouth Opportunity REIT, Inc. (the "Company") through its operating partnership, Plymouth Opportunity OP LP, completed investments in TCG 5400 FIB LP ("5400 FIB"), which owns a recently acquired warehouse facility (the “Property”) in Atlanta, Georgia containing 682,750 rentable square feet of space. The purchase price of the Property was $21.9 million which included $15.0 million of secured debt. At the time of each of the Company’s investments, the Property was 100% leased. The Company funded its investments in 5400 FIB with $3.9 million of proceeds from its initial public offering.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

5400 Fulton Industrial Boulevard	Page

Independent Auditors’ Report	4

Statements of Combined Revenue and Certain Expenses for the nine month period ended September 30, 2013 and year ended December 31, 2012	5

Notes to Combined Statements of Revenue and Certain Expenses for the nine month period ended September 30, 2013 and year ended December 31, 2012	6

(b)	Pro forma financial information

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on our behalf by the undersigned, hereunto duly authorized.

PLYMOUTH OPPORTUNITY REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell,

Chief Executive Officer and Chairman of the Board of Directors

Dated: December 16, 2013

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4

Independent Auditors’ Report

The Board of Directors and Stockholders

Plymouth Opportunity REIT, Inc.

Boston, Massachusetts

We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of the property known as TCG 5400 FIB LP (the “Property”) for the period January 1, 2013 to September 30, 2013, and for the year ended December 31, 2012, and the related notes.

Management’s Responsibility for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Plymouth Opportunity REIT, Inc.) as described in Note 2 to the Statements and are not intended to be a complete presentation of the Property’s revenue and expenses.

Opinion

In our opinion, the Statements of the Property referred to above present fairly, in all material respects, the revenue over certain operating expenses described in Note 2 to the Statements of the Property for the period January 1, 2013 to September 30, 2013, and for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Needham, Massachusetts

December 4, 2013

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5400 Fulton Industrial Boulevard

Statements of Revenue over Certain Operating Expenses

For the Period January 1, 2013 to September 30, 2013 and

For the Year Ended December 31, 2012

	For the Period January 1, 2013 to September 30, 2013	Year Ended December 31, 2012
Revenue:
Rental income	$2,184,641	$2,562,225

Certain Operating Expenses:
Taxes and insurance	261,870	310,593
Operating and maintenance	133,536	210,322
Management fees	59,033	74,538
Administrative	44,159	46,088
Total expenses	498,598	641,541
Excess of revenue over certain operating expenses	$1,686,043	$1,920,684

See accompanying notes to combined statements of revenue and certain expenses.

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5400 Fulton Industrial Boulevard

Notes to the Statements of

Revenue over Certain Operating Expenses

For the Period January 1, 2013 to September 30, 2013

And for the Year Ended December 31, 2012

(1)	Description of Property

The accompanying statements of revenue over certain operating expenses (the “Statements”) of 5400 Fulton Industrial Boulevard (“5400 FIB”) includes the operations of a fully-constructed industrial warehouse facility located in Atlanta, Georgia (the “Property”) containing approximately 682,750 rentable square feet of space. On September 10, 2013, the Property was acquired by a limited partnership, which is comprised of high net worth investors and affiliates of its general partner, Trident 5400 FIB Management. Plymouth Opportunity REIT, Inc. (the “Company”) then invested $3,500,000 on October 1, 2013 for a 47% share in the Property. On November 15, 2013, the Property Owner invested an additional $400,000 to raise its share to 50.3%.

The Company is not aware of any material factors relating to the Property, other than those described in the statements of revenue and certain expenses, that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Basis of Accounting

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property. Therefore, the amounts reported in the Statements may not be comparable to the results of operations reported for the future operations of the Property. Except for this factor, the Property Owner is not aware of any material factors during the year ended December 31, 2012, or the period January 1, 2013 to September 30, 2013, that would cause the reported financial information not to be indicative of future operating results.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

Rental income includes income from leases, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property. Rental income from the leases, which includes rent concessions and scheduled increases in rental rates during the lease terms, is recognized on a straight-line basis. Reimbursable costs are included in rental income in the period earned.

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5400 Fulton Industrial Boulevard
Notes to the Statements of
Revenue over Certain Operating Expenses
For the Period January 1, 2013 to September 30, 2013
And for the Year Ended December 31, 2012 (continued)

(2)	Summary of Significant Accounting Policies (continued)

Revenue Recognition (continued)

A summary of rental income is shown in the following table:

	January 1, 2013 To September 30, 2013	Year Ended December 31, 2012
Lease revenue	$1,633,286	$1,743,563
Straight-line rent adjustment	189,727	403,933
Reimbursable expenses and other	361,628	414,729
Total	$2,184,641	$2,562,225

Subsequent Events

The Company has evaluated all subsequent events through December 4, 2013, the date the statements were available to be issued.

(3)	Leasing Operations

Minimum future rentals due under non-cancelable operating leases are as follows:

Amount
Period October 1, 2013 to December 31, 2013	$527,850
Year ending December 31, 2014	2,166,139
Year ending December 31, 2015	2,238,992
Year ending December 31, 2016	2,305,600
Year ending December 31, 2017	2,373,287
Thereafter	7,693,485
$17,305,353

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

(4)	Related Party Transactions

Accounting fees were paid to an affiliate of 5400 FIB. Amounts paid during the period January 1, 2013 to September 30, 2013 and for the year ended December 31, 2012 were $7,150 and $6,535, respectively.

Insurance payments were made to an affiliate of 5400 FIB. Amounts paid during the period January 1, 2013 to September 30, 2013 and for the year ended December 31, 2012 were $54,275 and $45,495, respectively.

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5400 Fulton Industrial Boulevard

Notes to the Statements of

Revenue over Certain Operating Expenses

For the Period January 1, 2013 to September 30, 2013

And for the Year Ended December 31, 2012 (continued)

(5)	Concentration of Risk

As of September 30, 2013 and December 31, 2012, two tenants accounted for 98% and 90%, respectively, of rent received by the Property. As such, future recognition is dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

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Plymouth Opportunity Reit, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2013

(unaudited)

The following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisition had occurred on September 30, 2013.

This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the financial position would have been at September 30, 2013, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant property that was purchased and financed subsequent to September 30, 2013. The pro forma adjustments were made for TCG 5400 FIB LP (“5400 FIB”).

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (A)	Acquisition (B)	Pro Forma
Assets
Investments in real estate, at cost
Land	$—	$1,832,666	$1,832,666
Building and Improvements	—	20,410,280	20,410,280
Cash	4,175,202	285,147	4,460,349
Tenant Receivables	—	28,288	28,288
Step Rent Receivable	—	13,667	13,667
Prepaid expenses	—	156,088	156,088
Investments in Joint Ventures	1,356,082	—	1,356,082
Security Deposit	16,733	—	16,733
Deferred Financing Costs	—	165,757	165,757
Due From Affiliate	9	—	9
Total Assets	$5,548,026	$22,891,893	$28,439,919

Liabilities and Equity
Liabilities
Accounts Payable	$241,007	$168,820	$409,827
Accrued Expenses	161,889	—	161,889
Tenant Security Deposits	—	78,742	78,742
Mortgage Loan Payable	—	15,000,000	15,000,000
Total Liabilities	402,896	15,247,562	15,650,458

Equity
Common Stock	10,493	—	10,493
Common Stock Distributable	158	—	158
Additional Paid-In Capital	9,991,918	—	9,991,918
Partnership Capital – Plymouth	—	3,845,098	3,845,098
Non-Controlling Interest	—	3,799,233	3,799,233
Accumulated Deficit	(4,857,439)	—	(4,857,439)
Total Equity	5,145,130	7,644,331	12,789,461
Total Liabilities and Equity	$5,548,026	$22,891,893	$28,439,919

See accompanying notes to pro forma consolidated balance sheet.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2013

(unaudited)

(A)	For the purposes of the preparation of the pro forma Consolidated Balance Sheet as of September 30, 2013 the historical column represents the Company’s Consolidated Balance Sheet prior to the investment in 5400 FIB as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	This investment is a controlling interest in 5400 FIB, the partnership that acquired the Property. The pro forma adjustments column includes adjustments related to our significant acquisition which occurred after September 30, 2013 and are detailed as follows:

5400 FULTON INDUSTRIAL BOULEVARD
Investment in real estate	$3,900,000

(C)	Through September 30, 2013 the Company has raised gross offering proceeds of $9,246,480 on 943,250 shares issued. A portion of these proceeds were used to fund the $3,900,000 controlling interest in TCG 5400 FIB LP.

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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the nine-months ended September 30, 2013

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the Property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2013. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2012. The pro forma adjustments were made for 5400 FIB.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2013, nor does it purport to represent our future results of operations.

	Historical (A)	Acquisition (B)	Pro Forma
Income (Loss)
Rental Income	$—	$ 2,184 641	$2,184,641
Equity Investment Income (Loss)	(176,898)	—	(176,898)
Interest Income	5	—	5
Total Income (Loss)	(176,898)	2,184,641	2,007,748

Expenses
Professional Services	600,064	—	600,064
Marketing	158,513	—	158,513
Rent and Lease Costs	157,429	—	157,429
Directors Fees, including stock compensation	133,500	—	133,500
Operating and Maintenance-property	—	133,536	133,536
Taxes and Insurance	93,968	261,870	355,838
Management Fees	—	59,033	59,033
Salary Reimbursement	593,127	—	593,127
General and Administrative	358,052	44,159	402,211
Interest	—	337,500	337,500
Depreciation and Amortization	—	392,505	392,505
Total Expenses	2,094,653	1,228,603	3,323,256

Net Income (Loss) before recognition of noncontrolling share of net income (loss)	(2,271,546)	956,038	(1,315,508)

Recognition of noncontrolling share of net income (loss)	—	(475,151)	(475,151)
Net Income (Loss)	$(2,271,546)	$480,877	$(1,790,659)

Weighted Average Number of Shares Outstanding	516,146		516,146

Loss per share (C)	$(4.40)		$(3.47)

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine-months ended September 30, 2013

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2013. Total income, property operating expenses and real estate taxes for the nine months ended September 30, 2013 is based on information provided by the seller of the property owned by TCG 5400 FIB LP.

For the purposes of this pro forma consolidated statement of operations through September 30, 2013, the Company included an adjustment for the noncontrolling share of net income.

(C)	The total loss per share is calculated based on 516,146 weighted average shares outstanding as of September 30, 2013.

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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2012

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the Property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2012. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2011. The pro forma adjustments were made for 5400 FIB.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2012, nor does it purport to represent our future results of operations.

	Historical (A)	Acquisition (B)	Pro Forma
Income (Loss)
Rental Income	$—	$2,562,225	$2,562,225
Equity Investment Income (Loss)	(93,042)	—	(93,042)
Realized Gain on Investment in REIT Securities	205	—	205
Total Income (Loss)	(92,837)	2,562,225	2,469,388

Expenses
Professional Services	733,321	—	733,321
Commissions and Fees	108,900	—	108,900
Marketing	165,170	—	165,170
Rent and Lease Costs	95,119	—	95,119
Directors Fees, including stock compensation	190,497	—	190,497
Operating and Maintenance-property	—	210,322	210,322
Taxes and Insurance	45,603	310,593	356,196
Management Fees	—	74,538	74,538
General and Administrative	735,231	46,088	781,319
Interest	—	450,000	450,000
Depreciation and Amortization	—	523,341	523,341
Total Expenses	2,073,841	1,614,882	3,688,723

Net Income (Loss) before recognition of noncontrolling share of net income (loss)	(2,166,678)	947,343	(1,219,335)

Recognition of noncontrolling share of net income (loss)	—	(470,830)	(470,830)
Net Income (Loss)	$(2,166,678)	$476,513	$(1,690,165)

Weighted Average Number of Shares Outstanding	167,853		167,853

Loss per share (C)	$(12.91)		$(10.07)

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2012

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on Form 10-K/A.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2012. Total income, property operating expenses and real estate taxes for the year ended December 31, 2012 is based on information provided by the seller of the property owned by TCG 5400 FIB LP.

For the purposes of this pro forma consolidated statement of operations for the year ended December 31, 2012, the Company included an adjustment for the noncontrolling share of net income.

(C)	The total loss per share is calculated based on 167,853 weighted average shares outstanding as of December 31, 2012.

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